Exhibit 8

PRINCIPAL SUBSIDIARIES

Smith & Nephew plc

Subsidiary Undertakings

Company	Country of Incorporation
A2 Surgical	France
Adler Mediequip Private Limited	India
Blue Sky Medical Group Inc	USA
Endocare GmbH (80%)	Germany
Healicoil Inc.	USA
Hipco Inc	USA
ICEMBE Medical (pty) Ltd	South Africa
Kalypto Medical, Inc.	USA
LifeModeler, Inc.	USA
LLC Smith & Nephew	Russia
Oratec Interventions, Inc	USA
Orthopaedic Biosystems Ltd., Inc.	USA
OsteoBiologics, Inc	USA
Plus Orthopaedics (UK) Ltd	UK
Plus Orthopedics GmbH	Austria
Plus Orthopedics Hellas SA	Greece
Plus Orthopedics Holding AG	Switzerland
Plus Orthopedics LLC	USA
Smith & Nephew (Alberta) Inc	Canada
Smith & Nephew (Europe) B.V.	Netherlands
Smith & Nephew (Manchester) Limited	England
Smith & Nephew (Overseas) Limited	England
Smith & Nephew (Pty) Limited	South Africa
Smith & Nephew A/S	Denmark
Smith & Nephew A/S	Norway
Smith & Nephew AB	Sweden
Smith & Nephew AG	Switzerland
Smith & Nephew AH Limited	England
Smith & Nephew AHP Inc.	USA
Smith & Nephew Albion Limited	England
Smith & Nephew B.V.	Netherlands
Smith & Nephew Beijing Holdings Ltd	Hong Kong
Smith & Nephew Business Services Gmbh & Co. KG.	Germany
Smith & Nephew Business Services Verwaltungs Gmbh	Germany
Smith & Nephew Beta Limited	England
Smith & Nephew CC Limited	England
Smith & Nephew Chester Limited	England
Smith & Nephew Collagenase Limited	England
Smith & Nephew Comercios de Productos Medicos Ltda	Brazil
Smith & Nephew Consolidated, Inc	USA
Smith & Nephew Consumer Products Limited	England
Smith & Nephew Crystal (Holdings) Limited	England
Smith & Nephew Crystal Limited	England
Smith & Nephew Curacao N.V.	Netherlands
Smith & Nephew Delta Limited	England
Smith & Nephew Deutschland (Holding) GmbH	Germany
Smith & Nephew do Brasil Participacoes S.A.	Brazil

Company	Country of Incorporation
Smith & Nephew Employees Trustees Limited	England
Smith & Nephew Endoscopy KK	Japan
Smith & Nephew Epsilon Limited	England
Smith & Nephew ESN Limited	England
Smith & Nephew Everett Limited	England
Smith & Nephew Extruded Films Limited	England
Smith & Nephew Finance	England
Smith & Nephew Finance Holdings Limited	Cayman Islands
Smith & Nephew Finance Lux LLP	England
Smith & Nephew Finance Oratec	England
Smith & Nephew Finance USD Limited	England
Smith & Nephew France SAS	France
Smith & Nephew FZE	United Arab Emirates
Smith & Nephew Gamma Limited	England
Smith & Nephew Gibbs Limited	England
Smith & Nephew GmbH	Germany
Smith & Nephew GmbH	Austria
Smith & Nephew Grover Limited	England
Smith & Nephew Healthcare Limited	England
Smith & Nephew Healthcare Private Limited	India
Smith & Nephew Healthcare Sdn Berhad	Malaysia
Smith & Nephew Hellas SA	Greece
Smith & Nephew Holdings Inc.	USA
Smith & Nephew Inc.	Canada
Smith & Nephew Inc.	Puerto Rico
Smith & Nephew, Inc.	USA
Smith & Nephew Insurance Company Limited	England
Smith & Nephew International S.A.	Luxembourg
Smith & Nephew Investment Holdings Limited	England
Smith & Nephew Kappa Limited	England
Smith & Nephew KK	Japan
Smith & Nephew Lda	Portugal
Smith & Nephew Lilia Limited	England
Smith & Nephew Limited	Ireland
Smith & Nephew Limited	Korea
Smith & Nephew Limited	Thailand
Smith & Nephew Limited	New Zealand
Smith & Nephew Limited	Hong Kong
Smith & Nephew Lindsay Maid Limited	Scotland
Smith & Nephew Management B.V.	Netherlands
Smith & Nephew Manufacturing AG	Switzerland
Smith & Nephew Medical (Shanghai) Limited	China
Smith & Nephew Medical (Suzhou) Limited	China
Smith & Nephew Medical Fabrics Limited	England
Smith & Nephew Medical Limited	England
Smith & Nephew Medinvestments Limited	England
Smith & Nephew Nederland C.V.	Netherlands
Smith & Nephew Nominee Company Limited	England
Smith & Nephew Nominee Services Limited	England
Smith & Nephew Optics B.V.	Netherlands
Smith & Nephew Optics Limited UK	England
Smith & Nephew Orthopaedics AG	Switzerland
Smith & Nephew Orthopaedics (Beijing) Limited	China
Smith & Nephew Orthopaedics France SAS	France

Company	Country of Incorporation
Smith & Nephew Orthopaedics GmbH	Germany
Smith & Nephew Orthopaedics KK	Japan
Smith & Nephew Orthopaedics Limited	England
Smith & Nephew OUS, Inc.	USA
Smith & Nephew Oy	Finland
Smith & Nephew Pensions Nominees Limited	England
Smith & Nephew Pharmaceuticals (Proprietary) Limited	South Africa
Smith & Nephew Pharmaceuticals Limited	England
Smith & Nephew Polyweave Limited	England
Smith & Nephew Pte Limited	Singapore
Smith & Nephew Pty Limited	Australia
Smith & Nephew Raisegrade Limited	England
Smith & Nephew Rareletter Limited	England
Smith & Nephew Research Limited	England
Smith & Nephew S.A.U	Spain
Smith & Nephew S.A. de C.V.	Mexico
Smith & Nephew S.A.-N.V	Belgium
Smith & Nephew S.a.r.l	Luxembourg
Smith & Nephew S.A.S.	France
Smith & Nephew Schwiez	Switzerland
Smith & Nephew S.r.l.	Italy
Smith & Nephew Suzhou Holding Company	Hong Kong
Smith & Nephew sp. z.o.o.	Poland
Smith & Nephew Surgical Holdings Pty Limited	Australia
Smith & Nephew Surgical Limited	England
Smith & Nephew Surgical Limited	New Zealand
Smith & Nephew Surgical Pty Limited	Australia
Smith & Nephew TE I, LLC	USA
Smith & Nephew TE II, L.L.C	USA
Smith & Nephew Trading Group Limited	England
Smith & Nephew UK Limited	England
Smith & Nephew UK Executive Pension Scheme Trustee Limited	England
Smith & Nephew UK Pension Fund Trustee Limited	England
Smith & Nephew USD Limited	England
Smith & Nephew Wound Management (LaJolla)	USA
Smith & Nephew Wound Management KK	Japan
Smith ve Nephew Medikal Cihazlar Ticaret Limited Sirketi	Turkey
Sir Siam Medical Limited	Thailand
T. J. Smith & Nephew, Limited	England
The Albion Soap Company Limited	England
TP Limited	Scotland
Tenet Medical Engineer Inc	Canada
Smith & Nephew Argentina SRL	Argentina
Rosebud Acquisition Corporation	USA

All companies trade under the name of Smith & Nephew and deal with Medical Device products.